                      CONTRACT FOR OUTDOOR POSTER ADVERTISING
                                   STANDARD TERMS

1.0  RELATIONSHIP OF PARTIES
   1.1 Agency is acting as agent for a disclosed principal, the Advertise named on the face hereof ("Advertiser").
   (a) Agency will be liable for the payment of sums due hereunder and Company will look solely to Agency for the payment thereof, unless and until Agency becomes delinquent in its payments to Company, or insolvent, at which time, without relieving the Agency of liability until Company is paid in full, Advertiser will be liable jointly and severally to Company on all unpaid billings (excluding advertising Agency commissions).
   (b) Nothing herein contained relating to the payment of billings by Agency will be construed so as to relieve Advertiser of, or diminish Advertiser's liability for, breach of its obligations hereunder.
   1.2 If this contract is with a media buying service, all references herein to Agency will apply to the media buying service. If this contract is made directly with Advertiser, reference herein to Agency will apply to Advertiser except in such case no commission will be allowed or payable.
   1.3 In consideration of the services performed by the Agency hereunder, a commission of 15% will be allowed to it on contracts billed on a gross basis (excluding special charges), provided Company's bills are paid when due.
   1.4 Agency may not assign this contract except to another Agency which succeeds to its business of representing Advertiser and provided the successor Agency assumes all Agency's obligations hereunder.

2.0  DELIVERY OF POSTER MATERIALS
   2.1 Agency will deliver to Company, poster materials in sufficient quantity to meet the needs hereunder (plus 10% for reposting or repair purposes) at places designated by Company, shipping charges prepaid, at least fifteen (15) calendar days prior to scheduled posting date(s) unless otherwise mutually agreed.
   2.2 Posters will have weight, tensile strength, capacity, size and sort in conformance with the standards currently specified by the Outdoor Advertising Association of America ("OAAA").

3.0  OBLIGATIONS OF THE COMPANY
   3.1 (a) Except as hereinafter provided, the posters furnished by the Agency will be posted by Company in the markets and on the dates specified on the face of this contract.
       (b) Posters will be kept in good condition throughout the terms of this contract. Posters will be promptly repaired or reposted, provided sufficient additional posters are supplied by the Agency.
       (c) Poster panels will be maintained in accordance with the standards of OAAA.
       (d) Poster panels designated as illuminated in this contract will be equipped to provide adequate illumination according to current OAAA industry standards.
   3.2 (a) If posters are timely delivered, Company will complete posting no later than five (5) working days after the scheduled posting date. Advertiser will have the benefit of the full term of display from the average date of posting, unless the posters are not timely delivered.
       (b) If posters are timely delivered but cannot be posted in accordance with par 3.2(a), Agency will be informed immediately and any available substitute dates will be submitted for its approval.
       (c) If Company is unable to post on the date or dates desired, the posting will occur on the closest available date or dates subject to approval of the Agency.
   3.3 (a) Company retains exclusive control of the posting and the poster panels on which they are displayed. Any changes made in the approved location of the posters, for any reason, must be reported to the Agency.
       (b) Company will not make any alteration in advertising materials without the consent of the Agency.
   3.4 Company may reject any advertising material, art, or copy, submitted by Agency which the Company deems to be in bad taste or to be in violation of existing laws, offensive to the moral standards of the community, false, misleading or deceptive, or in any way reflects upon the character, integrity or standing of any organization or individual.
   3.5 Company retains exclusive control of the painting and posting of the displays and the poster structure on which they are displayed.
   3.6 Unless written instructions are received from Agency, unused posters may be disposed of by the Company upon the completion of the schedule called for herein.

4.0  GENERAL
   4.1  Termination and Loss of Service
   (a) Any delay or failure by Company to perform hereunder as a result of force majeur, labor dispute, law, government action or order, or similar causes beyond the Company's reasonable control, will not constitute a breach of contract, but Agency will be notified immediately and will be entitled, at its election, to either an extension of service or additional services having a value based on circulation reasonably equivalent to lost service. In the event of a failure to provide illumination as required herein, Agency will only receive an extension of service or additional services equivalent in value to the value of lost circulation, but not to exceed 25% of the total price for the period of illumination not provided.
   (b) When a poster location specified in this contract is no longer available due to loss of the structure for any reason, Company will offer Agency a location of approximately equal advertising value, which location will be subject to the prompt, reasonable approval of the Agency. In event that Agency approves the location, the term of this contract will be extended after the expiration date of this contract for a period equal to the time during which Advertiser copy was not on display.
   (c)  Company may upon notice to Agency, terminate this contract at any time
(i) upon material breach by Agency or Advertiser, or (ii) if Company does not receive timely payment on billings. Upon such termination all unpaid, accrued charges hereunder will immediately become due and payable and Agency or Advertiser will pay, as liquidated damages, a sum equal to 75% of the amount which would have been payable hereunder. Agency may, upon notice to Company, terminate this contract at any time upon material breach by Company. Upon such termination, Company will pay as liquidated damages a sum equal to the actual non-cancelable out-of-pocket cost necessarily incurred by Agency prior to the date of termination for production and delivery of artwork hereunder which was not displayed. Neither party will have any liability to the other upon breach or termination, except as provided in this Paragraph 4.1 (c) and Paragraph 4.4.
   4.2 Terms of Payment. Company will, from time to time at intervals following announcement of service, bill Agency at the address on the face hereof. Agency will pay Company within thirty (30) days after the date of invoice. Agency or Advertiser fails to pay any invoice when due, in addition to amounts payable hereunder, Company will be promptly reimbursed for its collection costs, including reasonable attorneys' fees, plus a monthly service charge at a rate of 1.5% of the outstanding balance of the invoice to the extent permitted by applicable law. Any commissions payable to the Agency under this contract, or deductible by it from amounts paid to Company hereunder, may be offset by Company against any amounts due to Company under this Paragraph 4.2.
   4.3 Taxes. Company will pay all property taxes attributable to the ownership or control of the poster structures and Agency will be responsible of all other taxes in respect of the services provided under this contract, including, without limitation, sales and use taxes which may be applicable to the advertising services rendered hereunder.
   4.4 Indemnification. Company will hold Agency Advertiser harmless against all liability including claims, demands, debts, obligations or charges, together with reasonable attorneys' fees and disbursements (all hereinafter referred to as "Liability"), arising out of the installations, maintenance or removal of posters, including all such liability arising out of Company's failure to remove posters within thirty (30) working days after the expiration of this contract provided (a) such removal is requested by Agency and (b) such failure is not due to force majeur as defined in Paragraph 4.1 (a). Agency and Advertiser will similarly hold Company harmless against all Liability arising out of the content of the posters, including, without limitation, artwork, furnished by Agency or Advertiser.
   4.5  Compliance.
   (a) Company's obligations hereunder are subject to the terms and conditions of any licenses and permits held by it and to applicable federal, state and local laws and regulations.
   (b) All copy and artwork furnished by Agency or Advertiser hereunder will at all times comply with all applicable federal, state and local laws and regulations.
   4.6 Entire Agreement. This contract contains the entire understanding between the parties and cannot be changed or terminated orally. When there is any inconsistency between these standard conditions and a provision on the face hereof, the latter will govern. Failure of either party to enforce any of the provisions hereof will not be construed as general relinquishment or waiver of that or any other provision. All notice hereunder will be in writing, deemed given on the date of dispatch, and addressed to Agency and the Company at the addresses on the face thereof.

                                ELLER MEDIA COMPANY
                      CONTRACT FOR OUTDOOR POSTER ADVERTISING

CONTRACTED FOR AGENCY:               ON BEHALF OF ADVERTISER:

Agency#                              Advertiser #
       ----------------------------                --------------------------
Name                                 Name     Consumer Net Marketplace, Inc.
    -------------------------------        ------------------------------------

Address                              Address  1900 Los Angeles Ave., 2nd Floor
       ----------------------------          ----------------------------------

City/State/Zip                       City/State/Zip Simi Valley, CA  93065
               --------------------                ----------------------------

Contact                              Contact  Mr. Fredrick Rice
       ----------------------------          ----------------------------------

Phone #                              Phone #  (805) 520-7170
       ----------------------------          ----------------------------------

Advertise/Product                    Product  Internet
                 ------------------          ----------------------------------


--------------------------------------------------------------------------------------------------
  Market Name/    Size     No. of Posters    Term in 4-    Posting   Unit Rate    Rate    Contract
    Location     Showing   --------------   week periods    Dates                per 4-    Total
                           Illlum     Reg                                        wk Pd.
--------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------
 DISPLAY COMMENCES                                         GROSS TOTAL CONTRACT PRICE
                  -----------------------------                                           --------
                                                                     TOTAL NET AMOUNT
                                                                                          --------

                                                                                          --------


SPECIAL INSTRUCTIONS:                                              Terms: Net 30 Days

ADDITIONAL CHARGES:


Agency/Advertiser hereby contracts for the outdoor advertising services ("service") described above upon the terms set forth above AND ON THE BACK HEREOF. This contract must be signed by both parties to be effective.

Signed by Fredrick Rice              Signed by Eller Media

                                ELLER MEDIA COMPANY
                      CONTRACT FOR OUTDOOR POSTER ADVERTISING

CONTRACTED FOR AGENCY:               ON BEHALF OF ADVERTISER:

Agency#                              Advertiser #
       ----------------------------                --------------------------
Name                                 Name     Consumer Net Marketplace, Inc.
    -------------------------------        ------------------------------------

Address                              Address  1900 Los Angeles Ave., 2nd Floor
       ----------------------------          ----------------------------------

City/State/Zip                       City/State/Zip Simi Valley, CA  93065
               --------------------                ----------------------------

Contact                              Contact  Mr. Fredrick Rice
       ----------------------------          ----------------------------------

Phone #                              Phone #  (805) 520-7170
       ----------------------------          ----------------------------------

Advertise/Product                    Product  Internet
                 ------------------          ----------------------------------



------------------------------------------------------------------------------------------------------------
  Market Name/             Size     No. of Posters    Term in 4-    Posting   Unit Rate    Rate    Contract
    Location             Showing    --------------   week periods    Dates                per 4-    Total
                                    Illlum     Reg                                        wk Pd.
------------------------------------------------------------------------------------------------------------
 Burbank Airport          Special     10                   6          7/6/98      $350    $3,500    $21,000
 (Transit Shelter);
 amends previous
 Burbank Airport
 Agreement
------------------------------------------------------------------------------------------------------------
 DISPLAY COMMENCES                                                     GROSS TOTAL CONTRACT PRICE
                   ------------------------                                                         -------
                                                                                 TOTAL NET AMOUNT
                                                                                                    -------
                                                                                                    $21,000
                                                                                                    -------


SPECIAL INSTRUCTIONS:                                                          Terms: Net 30 Days
   Guaranteed



ADDITIONAL CHARGES:



Agency/Advertiser hereby contracts for the outdoor advertising services ("service") described above upon the terms set forth above AND ON THE BACK HEREOF. This contract must be signed by both parties to be effective.

Signed by Fredrick Rice              Signed by Eller Media

                                ELLER MEDIA COMPANY
                      CONTRACT FOR OUTDOOR POSTER ADVERTISING

CONTRACTED FOR AGENCY:               ON BEHALF OF ADVERTISER:

Agency#                              Advertiser #
       ----------------------------                --------------------------
Name                                 Name     Consumer Net Marketplace, Inc.
    -------------------------------        ------------------------------------

Address                              Address  1900 Los Angeles Ave., 2nd Floor
       ----------------------------          ----------------------------------

City/State/Zip                       City/State/Zip Simi Valley, CA  93065
               --------------------                ----------------------------

Contact                              Contact  Mr. Fredrick Rice
       ----------------------------          ----------------------------------

Phone #                              Phone #  (805) 520-7170
       ----------------------------          ----------------------------------

Advertise/Product                    Product  Internet
                 ------------------          ----------------------------------

[caad 214]


------------------------------------------------------------------------------------------------------------
  Market Name/             Size     No. of Posters    Term in 4-    Posting   Unit Rate    Rate    Contract
    Location             Showing    --------------   week periods    Dates                per 4-    Total
                                    Illlum     Reg                                        wk Pd.
------------------------------------------------------------------------------------------------------------
 Los Angeles /              25                 120         5         8/3/98      $460    $55,200   $276,000
 Ventura (Poster
 Panels)




------------------------------------------------------------------------------------------------------------
 DISPLAY COMMENCES                                                     GROSS TOTAL CONTRACT PRICE
                   ------------------------                                                        ---------
                                                                                 TOTAL NET AMOUNT
                                                                                                   ---------
                                                                                                   $276,000
                                                                                                   ---------
SPECIAL INSTRUCTIONS:                                                          Terms: Net 30 Days
   Guaranteed override through January 1, 1999




ADDITIONAL CHARGES:



Agency/Advertiser hereby contracts for the outdoor advertising services ("service") described above upon the terms set forth above AND ON THE BACK HEREOF. This contract must be signed by both parties to be effective.

Signed by Fredrick Rice              Signed by Eller Media

                                ELLER MEDIA COMPANY
                      CONTRACT FOR OUTDOOR POSTER ADVERTISING

CONTRACTED FOR AGENCY:               ON BEHALF OF ADVERTISER:

Agency#                              Advertiser #
       ----------------------------                --------------------------
Name                                 Name     Consumer Net Marketplace, Inc.
    -------------------------------        ------------------------------------

Address                              Address  1900 Los Angeles Ave., 2nd Floor
       ----------------------------          ----------------------------------

City/State/Zip                       City/State/Zip Simi Valley, CA  93065
               --------------------                ----------------------------

Contact                              Contact  Mr. Fredrick Rice
       ----------------------------          ----------------------------------

Phone #                              Phone #  (805) 520-7170
       ----------------------------          ----------------------------------

Advertise/Product                    Product  Internet
                 ------------------          ----------------------------------



------------------------------------------------------------------------------------------------------------
  Market Name/             Size     No. of Posters    Term in 4-    Posting   Unit Rate    Rate    Contract
    Location             Showing    --------------   week periods    Dates                per 4-    Total
                                    Illlum     Reg                                        wk Pd.
------------------------------------------------------------------------------------------------------------
 Oxnard (Transit         Special               50          5         8/3/98         $350  $17,500  $87,500
 Panels)




------------------------------------------------------------------------------------------------------------
 DISPLAY COMMENCES                                                   GROSS TOTAL CONTRACT PRICE    $87,500
                   --------------------------                                                      ---------
                                                                               TOTAL NET AMOUNT
                                                                                                   ---------
                                                                                                   $87,500
                                                                                                   ---------
SPECIAL INSTRUCTIONS:                                                        Terms: Net 30 Days
   Guaranteed override through January 1, 1999




ADDITIONAL CHARGES:



Agency/Advertiser hereby contracts for the outdoor advertising services ("service") described above upon the terms set forth above AND ON THE BACK HEREOF. This contract must be signed by both parties to be effective.

Signed by Fredrick Rice              Signed by Eller Media